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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report dated November 17, 1994 with respect to the financial statements and schedules of Mortgage and Realty Trust included in this Annual Report (Form 10-K) for the year ended September 30, 1994.

                                          ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 27, 1994